Supplement dated February 19, 2026 to the
Prospectus for your Variable Annuity
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

This supplement contains information about changes to certain Variable Sub-Accounts available in your annuity contract (“Contract”) issued by Wilton Reassurance Life Company of New York.

Investment Option Update
This Supplement is to inform you that there are changes to variable investment options that are available in your Contract. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because the Portfolios are available in your Contract. Please check the table in the “Investment Alternatives” section in the subsection called “The Variable Sub-Accounts” in your Annuity Prospectus to determine which of the following changes affect the Contract that you own.

Fund Mergers:
Effective on or about April 27, 2026 (the “Effective Date”), the following Target Portfolios will be merged into the following Acquiring Portfolios. Upon completion of the mergers, all references to the Target Portfolios in the Prospectus will be deleted. In addition, following the mergers, the Sub-Accounts investing in the Acquiring Portfolios will be closed to new investments except from contract owners that had Contract Value transferred to the Acquiring Portfolio as a result of the merger.

Target Portfolios	Acquiring Portfolios
Invesco V.I. Global Core Equity Fund – Series I	Invesco V.I. Global Fund – Series I
Invesco V.I. Global Core Equity Fund – Series II	Invesco V.I. Global Fund – Series II

What will happen to any funds you may have in the Target Portfolio
For each of the mergers listed above, on the Effective Date, the Target Portfolio will no longer be available under your Contract, and any Contract Value allocated to the Sub-Account that invested in the Target Portfolio will be transferred to the Sub-Account investing in the corresponding Acquiring Portfolio, as noted above. Your Contract Value in the Sub-Account investing in the Acquiring Portfolio will be equal to your Contract Value in the Sub-Account that invested in the Target Portfolio immediately prior to the merger.

Voluntary Transfers
You may transfer your Contract Value out of a Target Portfolio into an investment option available under your Contract for a period of 60 days prior to the Effective Date. There will be no charge for the transfer, and it will not count as one of your annual free transfers under your Contract. Also, for a period of 60 days after the Effective Date, any Contract Value that was transferred to the Acquiring Portfolio because of the merger can be transferred into an investment option available under your Contract at no charge and will not count as one of your annual free transfers. However, any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

After the Effective Date
After the Effective Dates, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Portfolio Prospectus, please call us at 1-800-457-8207.

Please keep this supplement together with your prospectus for future reference.
No other action is required of you.

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